                                                                   EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Potomac Insurance Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Potomac Insurance Trust for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Potomac Insurance Trust for the stated period.

 /s/ Daniel D. O'Neill                   /s/ Timothy P. Hagan
-------------------------------------   ----------------------------------------
Daniel D. O'Neill                       Timothy P. Hagan
President, The Potomac Insurance        Chief Financial Officer, The Potomac
Trust                                   Insurance Trust

Dated:   March 7, 2006
       -------------------

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Potomac Insurance Trust for purposes of the Securities Exchange Act of 1934.